EXHIBIT 1

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Schedule 13D, dated April 28, 2003. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 28th day of April, 2003.

Date:    April 28, 2003


TAMMS INVESTMENT COMPANY,
LIMITED PARTNERSHIP

By:      TAMMS MANAGEMENT
         CORPORATION, MANAGING
         GENERAL PARTNER

By:   /s/ Micky Arison
      -------------------------------------
      Micky Arison, President


TAMMS MANAGEMENT CORPORATION

By:   /s/ Micky Arison
      -------------------------------------
      Micky Arison, President


CONTINUED TRUST FOR MICKY
ARISON, JMD DELAWARE, INC.,
TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary of Corporate Trustee


MICKY ARISON 1997 HOLDINGS
TRUST, JMD DELAWARE, INC.,
TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary of Corporate Trustee


MA 1997 HOLDINGS, L.P., MA 1997
HOLDINGS, INC., GENERAL PARTNER

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary


MA 1997 HOLDINGS, INC.

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary


MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary of Corporate Trustee


MA 1994 B SHARES, L.P., MA 1994
B SHARES, INC., GENERAL PARTNER

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary

MA 1994 B SHARES, INC.

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary


/s/ Micky Arison
----------------------------
Micky Arison


SHARI ARISON IRREVOCABLE
GUERNSEY TRUST, BALLUTA
LIMITED, TRUSTEE

By:   /s/ Robert J. Banfield
      -------------------------------------
      Robert J. Banfield


CONTINUED TRUST FOR SHARI
ARISON DORSMAN, JMD DELAWARE,
INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee


TED ARISON 1994 IRREVOCABLE
TRUST FOR SHARI NO. 1, CITITRUST
(JERSEY) LIMITED, TRUSTEE

By:   /s/ Anthony Daly
      -------------------------------------
      Anthony Daly, Director


/s/ Shari Arison
----------------------------
    Shari Arison


JMD DELAWARE, INC.

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary


/s/ James M. Dubin
----------------------------
James M. Dubin


1992 IRREVOCABLE TRUST FOR LIN
NUMBER TWO, THE ROYAL BANK OF
SCOTLAND TRUST COMPANY
(JERSEY) LIMITED, TRUSTEE

By:   /s/ David Neuschaffer
      -------------------------------------
      David Neuschaffer


By:   /s/ Timothy Renault
      -------------------------------------
      Timothy Renault


THE TED ARISON FAMILY
FOUNDATION USA, INC.

By:   /s/ Arnaldo Perez
      -------------------------------------
      Arnaldo Perez


THE ROYAL BANK OF SCOTLAND
TRUST COMPANY (JERSEY) LIMITED

By:   /s/ David Neuschaffer
      -------------------------------------
      David Neuschaffer


By:   /s/ Timothy Renault
      -------------------------------------
      Timothy Renault


MBA I, LLC

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Vice President and Secretary


CITITRUST (JERSEY) LIMITED

By:   /s/ Anthony Daly
      -------------------------------------
      Anthony Daly, Director


JMD PROTECTOR, INC.

By:   /s/ James M. Dubin
      -------------------------------------
      James M. Dubin
      President, Director

BALLUTA LIMITED

By:   /s/ Robert J. Banfield
      -------------------------------------
      Robert J. Banfield


MARILYN B. ARISON IRREVOCABLE
DELAWARE TRUST, JMD DELAWARE,
INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee


CONTINUED TRUST FOR
MICHAEL ARISON, JMD DELAWARE,
INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee


MICHAEL ARISON 1999
IRREVOCABLE DELAWARE TRUST
JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee